UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 27, 2018

American Renal Associates Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37751	27-2170749
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Cummings Center, Suite 6550 Beverly, Massachusetts	01915
(Address of registrant’s principal executive office)	(Zip code)
(978) 922-3080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 8.01	Other Events

As previously disclosed, our wholly owned operating subsidiary American Renal Associates LLC (“ARA OpCo”) and its subsidiary American Renal Management LLC (“ARM”) are defendants in a lawsuit initially filed on July 1, 2016 by three affiliates of UnitedHealth Group Incorporated (“United”) in the United States District Court for the Southern District of Florida (the “Court”). More recently, United filed a second amended complaint on March 13, 2017. ARA OpCo and ARM moved to dismiss the second amended complaint on March 27, 2017. The Court held a hearing on ARA OpCo and ARM’s motions to dismiss the second amended complaint on June 23, 2017. The second amended complaint relates to 30 patients who have received, and some of whom continue to receive, dialysis at 12 clinics in Florida and Ohio and who obtained coverage under one of United’s ACA-compliant individual marketplace plans. The plaintiffs assert various state law claims and allege violations of certain state laws that prohibit false insurance claims, healthcare kickbacks, patient brokering, and violations of the applicable commercial plan agreements in connection with, among other things, premium payment assistance by the American Kidney Fund. See “Item 3. Legal Proceedings” in our Annual Report on Form 10-K for the year ended December 31, 2017 filed on March 6, 2018.

On March 27, 2018, the Court entered an order granting the motion to dismiss in part and denying the motion in part. The Company continues to vigorously defend itself in this legal matter and expects to remain in active litigation during 2018.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, which have been included in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, involve risks and uncertainties and assumptions relating to our operations, financial condition, business, prospects, growth strategy and liquidity, which may cause our actual results to differ materially from those projected by such forward-looking statements, and the Company cannot give assurances that such statements will prove to be correct. You can identify forward-looking statements because they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

The forward-looking statements appear in a number of places throughout this current report and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our legal matters. All forward-looking statements are subject to risks and uncertainties, including but not limited to those risks and uncertainties described in “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission ("SEC") that may cause actual results to differ materially from those that we expected.

The forward-looking statements made in this current report are made only as of the date of the hereof. Except as required by law, we undertake no obligation to update any forward-looking statement, whether as a result of new information or otherwise. More information about potential factors that could affect our business and financial results is included in our other filings with the SEC.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

Dated: March 28, 2018	By:	/s/ Jonathan L. Wilcox
	Name:	Jonathan L. Wilcox
	Title:	Chief Financial Officer